                                                                   Exhibit 10.1


                                SECOND AMENDMENT

         THIS SECOND AMENDMENT to the Credit Agreement referred to below (this "Second Amendment"), is made and entered into as of this 26 day of September, 1996 by and among HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower"), certain Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders party to such Credit Agreement, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent for the Lenders.


                              Statement of Purpose

         The Existing Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of May 17, 1996 (as amended by the First Amendment thereto dated July 1, 1996 (the "First Amendment"), and as may be further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto on the Closing Date (the "Existing Lenders"), and the Agent.

         The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, increase the Aggregate Commitment thereunder to One Hundred Seventy-Five Million Dollars ($175,000,000), and the Lenders have agreed to do so, but only on the terms and conditions set forth below in this Second Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. (a) All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement and (b) "Second Amendment Effective Date" means the date of this Second Amendment or such later Business Day upon which each condition described below in Section 4 shall be satisfied or waived in a manner acceptable to the Agent and Required Lenders.

         2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) Section 1.1 is hereby amended by deleting the definition of "Aggregate Commitment" in its entirety and substituting the following in lieu thereof:

         "` Aggregate Commitment' means the aggregate amount of the Lenders'
          Commitments hereunder, as such amount may be reduced or modified at any time or from time to time pursuant to the terms hereof. On the Second Amendment Effective Date, the Aggregate Commitment shall be One Hundred and Seventy-Five Million Dollars ($175,000,000)."


         (b) Section 1.1 is hereby amended by deleting the definition of "Capital Expenditures" in its entirety and substituting the following in lieu thereof:

         "` Capital Expenditures' means, with respect to a Person and its Subsidiaries for any period, the aggregate cost of replacement or acquisition of all Capital Assets of such Person and its Subsidiaries during such period, determined on a Consolidated basis in accordance with GAAP; provided that for purposes of calculating the Interest Coverage Ratio hereunder, the Capital Expenditure Add-Back shall be added to Capital Expenditures for each fiscal quarter commencing with the fiscal quarter ending on December 31, 1996 through and including the fiscal quarter ending December 31, 1999."

         (c) Section 1.1 is hereby amended by deleting the definition of "Earnings Multiple" in its entirety and substituting the following in lieu thereof:

         "` Earnings Multiple' means, as of any date of determination, Pro
          Forma EBITDA times three (3)."

         (d) Section 1.1 is hereby amended by deleting the definition of "Pro Forma EBITDA" in its entirety and substituting the following in lieu thereof:

         "` Pro Forma EBITDA' means, as of any date of determination, EBITDA for the period of four consecutive fiscal quarters ending on, or immediately prior to, such date of determination, as set forth on the applicable Officer's Compliance Certificate and financial statements attached thereto, including on a pro forma basis EBITDA for such period attributable to any Permitted Acquisition; provided that (a)
          EBITDA attributable to any Permitted Acquisition (i) for the calendar month during which such Permitted Acquisition is consummated shall be included in Pro Forma EBITDA on an actual or pro forma basis as determined in accordance with GAAP, (ii) for any calendar month following such Permitted Acquisition which is part of the same fiscal quarter during which such Permitted Acquisition is consummated shall be included in Pro Forma EBITDA on an actual basis and (b) the Acquisition Restructuring Charge (or any reversal of any portion thereof) shall be excluded, during the fiscal quarter or quarters, as applicable, in which such charge (or reversal) is treated as expensed (or reversed) by the Borrower, from the calculation of Pro Forma EBITDA and such treatment of the Acquisition Restructuring Charge shall remain in effect for each subsequent calculation of Pro Forma EBITDA which includes any such fiscal quarter."


         (e) Section 1.1 is hereby amended by inserting the following defined term in the correct alphabetical order:

         "` Acquisition Restructuring Charge' means an amount equal to the total restructuring charges, as described in column B of Exhibit I hereto, expensed in connection with the acquisitions by the Borrower of Consolidated Group, Inc. (including certain affiliated companies) and Harrington Services Corporation in an aggregate amount not to exceed Thirteen Million Six Hundred Ninety-Five Thousand One Hundred Eighty-Seven Dollars ($13,695,187); provided such charges are expensed by the Borrower no later than the fiscal quarter ending on December 31, 1996."

         "` Capital Expenditure Add-Back' means an amount equal to the Acquisition Restructuring Charge divided by twelve (12); provided, that if any portion of the Acquisition Restructuring Charge is subsequently reversed (and thus added back to income), the Capital Expenditure Add-Back shall be reduced by the amount of such reversal divided by the total number of fiscal quarters from such reversal date (including the quarter in which such reversal is taken) through and including the fiscal quarter ending December 31, 1999."

         "` Second Amendment Effective Date' shall have the meaning given thereto in the Second Amendment hereto dated as of September 30, 1996 by and among the Borrower, the Lenders and the Agent."

         (f) Schedule 1.1(b) is hereby deleted in its entirety and Schedule 1.1(b) attached hereto shall be substituted in lieu thereof.

         (g) Section 8.1 is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

         "Section 8.1 Leverage Ratio. As of the end of any fiscal quarter of the Borrower during the corresponding time period, permit the Leverage Ratio to exceed (a) 2.50 to 1.00 from the Closing Date through June 29, 1996 and (b) 3.00 to 1.00 at June 30, 1996 and thereafter."

         (h) Section 8.3 is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

         "Section 8.3. Capital Expenditures. Make Capital Expenditures during any period of four consecutive fiscal quarters ending during the applicable period set forth below in an aggregate amount in excess of the corresponding amount set forth below:

                 From the Second Amendment
                   Effective Date through
                   December 31, 1999                       $12,450,000

                 January 1, 2000 and
                   thereafter                              $17,000,000"

         3. Additional Lenders; Commitments. The Fifth Third Bank of Columbus and SunTrust Bank, Tampa Bay (collectively, the "Additional Lenders") are hereby added as "Lenders" under the Credit Agreement as if each such Additional Lender was a Lender party thereto on the Closing Date. Each Lender shall have the Commitment set forth opposite its name on Schedule 1.1(b) hereto. On the Second Amendment Effective Date, the Agent shall effect such transfers of funds as are necessary in order that the outstanding

Loans reflect the Commitments of all the Lenders as set forth herein.

         4. Conditions. The effectiveness of this Second Amendment shall be conditioned upon satisfaction of the following conditions:

                 (a) Promissory Notes and Delivery Affidavits. The Borrower shall have issued and delivered to the Agent duly executed Promissory Notes payable to each Lender in the amount of such Lender's respective Commitment as set forth in this Second Amendment. Each Existing Lender shall return to the Agent for cancellation and forwarding to the Borrower each Promissory Note delivered thereto in connection with the First Amendment. Further, the Borrower shall have executed and delivered all delivery affidavits and such other documents evidencing execution and delivery of such Promissory Notes as are reasonably requested by any Lender.

                 (b) Upfront Fees. The Agent shall have received (a) for the account the Lenders an amendment fee of Five Thousand Dollars ($5,000) for each Lender, (b) for the account of the Existing Lenders an upfront fee equal to one-eighth of one percent (1/8%) of the incremental portion of such Existing Lender's Commitment as increased by this Second Amendment and (c) for the account of the Additional Lenders an upfront fee equal to one-eighth of one percent (1/8%) of the Commitment of such Additional Lenders.

                 (c) Certificate of the Borrower. The Agent shall have received a certificate dated as of the Second Amendment Effective Date from the Borrower, in form and substance satisfactory to the Agent, certifying on behalf of the Credit Parties that all representations and warranties of the Credit Parties contained in this Amendment and the Loan Documents are true and correct in all material respects; that no Credit Party is in violation of any of the covenants contained in the other Loan Documents; that, after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions regarding the Second Amendment to be satisfied thereby.





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


                 (d) Certificate of Secretary of the Credit Parties. The Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party dated as of the Second Amendment Effective Date certifying on behalf of such Credit Party, as applicable, that the articles of incorporation and bylaws of such Credit Party previously delivered to the Agent have not been repealed, revoked, rescinded or amended in any respect since such delivery date; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party, authorizing the execution, delivery and performance of this Amendment and the continued effectiveness of the other Loan Documents; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which such Credit Party is a party.

                 (e) Opinions of Counsel. The Agent shall have received favorable opinions of counsel to the Credit Parties, dated as of the Second Amendment Effective Date and addressed to the Agent and Lenders, in form and substance satisfactory to the Agent.

                 (f) Additional Items. Receipt by the Agent of any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

         5. Limited Amendment. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Second Amendment shall not be deemed
(a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or
(b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         6. Representations and Warranties. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true





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

and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         7. Confirmation of Security Documents. Each Credit Party hereby agrees and confirms that the definition of Obligations as used in each Pledge Agreement and Subsidiary Guaranty Agreement to which it is a party includes the Credit Agreement as amended hereby.

         8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Second Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

         9. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         10. Counterparts. This Second Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]





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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the date and year first above written.


                                     BORROWER:

[CORPORATE SEAL]                     HEALTHPLAN SERVICES CORPORATION


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President
                                                  and Chief Financial Officer



                                     OTHER CREDIT PARTIES:

[CORPORATE SEAL]                     HEALTHPLAN SERVICES, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President
                                                  and Chief Financial Officer




[CORPORATE SEAL]                     HEALTHCARE INFORMATICS CORPORATION


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  THIRD PARTY CLAIMS MANAGEMENT, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President

[CORPORATE SEAL]                  HARRINGTON SERVICES CORPORATION


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President




[CORPORATE SEAL]                  R.E. HARRINGTON, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President




[CORPORATE SEAL]                  PROHEALTH, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  EMPLOYEE BENEFIT SERVICES, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President

[CORPORATE SEAL]                  CONSOLIDATED GROUP, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  GROUP BENEFIT ADMINISTRATORS INSURANCE
                                    AGENCY, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  CONSOLIDATED GROUP CLAIMS, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President



[CORPORATE SEAL]                  CONSOLIDATED HEALTH COALITION, INC.


                                     By:  /s/  James K. Murray, III
                                         ----------------------------------
                                         Name:    James K. Murray, III
                                         Title:   Executive Vice President

                                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                      as Agent and Lender



                                     By:  /s/  Gail M. Golightly
                                         ----------------------------------
                                         Name:    Gail M. Golightly
                                         Title:   Senior Vice President

                                     BARNETT BANK, N.A.,
                                     (as successor by merger to Barnett Bank
                                     of Tampa, a State Bank), as Lender



                                     By:  /s/  Kimberly A. Bruce
                                         ----------------------------------
                                         Name:    Kimberly A. Bruce
                                         Title:   Assistant Vice President

                                     NATIONSBANK, N.A. (SOUTH), as Lender


                                     By:  /s/  James E. Herden, Jr.
                                         ----------------------------------
                                         Name:    James E. Herden, Jr.
                                         Title:   Vice President

                                     SOUTHTRUST BANK OF ALABAMA,
                                       NATIONAL ASSOCIATION, as Lender



                                     By:  /s/  Martin D. Gawel
                                         ----------------------------------
                                         Name:    Martin D. Gawel
                                         Title:   Assistant Vice President

                                     FLEET BANK, N.A., as Lender



                                     By:  /s/  Cameron D. Gateman
                                         ----------------------------------
                                         Name:    Cameron D. Gateman
                                         Title:   Vice President

                                     SUNTRUST BANK, TAMPA BAY, as Lender




                                     By:  /s/  Jorge Arrieta
                                         ----------------------------------
                                         Name:    Jorge Arrieta
                                         Title:   Vice President





State of Georgia

County of Fulton

Subscribed and sworn before me this 25 day of September, 1996


(SEAL)                                   /s/    Nancy Duncan

                                         Name:  Nancy Duncan
                                         Title: Notary Public

                                         My Commission Expires: Notary Public,
                                                Clayton County, Georgia
                                        My Commission Expires November 1, 1998

                                     THE FIFTH THIRD BANK
                                       OF COLUMBUS, as Lender



                                     By:  /s/  Charles D. Hale
                                         ----------------------------------
                                         Name:    Charles D.Hale
                                         Title:   Vice President